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                                                                   EXHIBIT 99.19

                             STATEMENT OF RESOLUTION
                 ESTABLISHING AND DESIGNATING A SERIES OF SHARES
                                       OF
                                  GAINSCO, INC.


  SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK, PAR VALUE $100.00 PER SHARE


         Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act, and pursuant to Article 4 of its Articles of Incorporation, as amended, the undersigned, GAINSCO, INC. (the "Company"), hereby submits the following statement for the purposes of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

         I. The name of the Company is GAINSCO, INC.

         II. The following resolution establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Company on March 21, 2001:

         RESOLVED, by the Board of Directors (the "Board") of the Company, that pursuant to authority expressly granted to and vested in the Board by the provisions of the Articles of Incorporation of the Company (the "Articles of Incorporation"), the Board hereby creates a second series of the class of authorized Preferred Stock, par value $100.00 per share (the "Preferred Stock"), of the Company, and authorizes the issuance thereof, and hereby fixes the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, as follows:

         SECTION 1. Designation of Series; Rank. The shares of such series shall be designated "Series B Convertible Redeemable Preferred Stock" (hereinafter called "Series B Preferred Stock"). The Series B Preferred Stock shall for all purposes be senior to the Series A Convertible Preferred Stock and the common stock of the Company ("Common Stock"), and pari passu with the Series C Redeemable Preferred Stock of the Company (the "Series C Preferred Stock"). As used herein and subject to the provisions hereof, the "Series B Stated Value" per share of the Series B Preferred Stock shall initially be equal to One Thousand Dollars ($1,000.00), as proportionately adjusted to reflect any combination (including by reverse stock split) of, subdivision (including by stock split or stock dividend) of, or other fundamental change (without the Company receiving consideration therefor) in, the outstanding number of shares of Series B Preferred Stock.



STATEMENT OF RESOLUTION - SERIES B PREFERRED - PAGE 1
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         SECTION 2. Number of Shares. The number of shares of Series B Preferred
Stock shall be 3,000, which number the Board may decrease (but not below the number of shares of the series then outstanding).

         SECTION 3. Dividends. The Series B Preferred Stock shall rank senior in preference to the Common Stock, and to any other capital stock of the Company ranking junior to the Series B Preferred Stock, with respect to dividends. Subject to the provisions below, the holders of shares of the Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, as legally available, cumulative cash dividends. The rate of dividends per share shall be expressed as a percentage of the Series B Stated Value in effect at the relevant time (as applicable, "Series B Dividend Rate") and shall be an annual rate equal to ten percent (10%) until the third anniversary of the date on which the shares of Series B Preferred Stock are originally issued (the "Original Issue Date"), and twenty percent (20%) thereafter. Such dividends on shares of Series B Preferred Stock shall be cumulative from the date such shares are issued, whether or not in any period the Company shall be legally permitted to make the payment of such dividends and whether or not such dividends are declared. Subject to Section 11 hereof, on each April 1, July 1, October 1, and January 1 occurring after the Original Issue Date (as applicable, each a "Series B Dividend Payment Date") and on or prior to the third anniversary of the Original Issue Date, cash dividends on the Series B Preferred Stock may be payable in full or in part at the discretion of the Company. Subject to Section 11 hereof, on each Series B Dividend Payment Date occurring after the third anniversary of the Original Issue Date, cash dividends on the Series B Preferred Stock shall be payable in an amount equal to at least half of the dividend that accrues during each calendar quarter then-ended. If on any date of payment of dividends on the Series B Preferred Stock (including, without limitation, a Series B Dividend Payment Date), the Company does not also fully pay all then-accrued and unpaid dividends on the Series C Preferred Stock, then the total amount of cash to be paid to the holders of Series B Preferred Stock and Series C Preferred Stock shall be allocated between such series, pro-rata according to the relative amounts of then-accrued and unpaid dividends on each such series, and then payment among the holders of each series shall be made pro-rata according to the ownership of outstanding shares within such series.

         Cumulative dividends shall at all times accrue at a compounded rate equal to the then-applicable Series B Dividend Rate and shall accrue from and including the date of issuance of such shares to and including a Series B Dividend Payment Date. Such dividends shall accrue whether or not there shall be (at the time such dividend becomes payable or at any other time) profits, surplus or other funds of the Company legally available for the payment of dividends. At all times prior to the third anniversary of the Original Issue Date, and at all times on or after the third anniversary of the Original Issue Date at which any dividends with respect to the Series B Preferred Stock have accrued but remain unpaid, absent the affirmative vote of the holders of a majority of the shares of Series B Preferred Stock then outstanding, the Company shall not declare, pay or set apart for payment or make any distribution with respect to shares of the Common Stock or any other capital stock of the Company ranking junior to the Series B Preferred Stock. The holders of shares of Series B Preferred Stock shall not be entitled to share in any dividend or distribution that is properly declared, paid or set apart for payment on or in



STATEMENT OF RESOLUTION - SERIES B PREFERRED - PAGE 2
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respect of the Common Stock or any other class of securities of the Company, including any dividends or other distributions payable in Common Stock or other securities of the Company, or warrants or rights to purchase Common Stock or other securities of the Company.

         Dividends on the Series B Preferred Stock shall be calculated on the basis of the time elapsed from and including the date of issuance of such shares to and including the Series B Dividend Payment Date or on any final distribution date relating to conversion or redemption of Series B Preferred Stock or to a dissolution, liquidation or winding up of the Company. Dividends payable on the shares of Series B Preferred for any period of less than a full calendar quarter shall be prorated for the partial quarter on the basis of a 90-day quarter.

         To the extent dividends are not paid on a Series B Dividend Payment Date, all dividends that shall have accrued on each share of Series B Preferred Stock outstanding as of such Series B Dividend Payment Date shall, only for purposes of calculating dividends thereon, be added to the Series B Stated Value of such share of Series B Preferred Stock and shall remain a part thereof until paid, and dividends shall accrue at the applicable Series B Dividend Rate and be paid on such share of Series B Preferred Stock on the basis of the Series B Stated Value, as so adjusted.

         SECTION 4. No Sinking Fund. The Series B Preferred Stock shall not be entitled to the benefits of any retirement or sinking fund.

         SECTION 5. Liquidation. Each holder of the Series B Preferred Stock shall, in case of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, be entitled to receive in full out of the assets of the Company, including its capital, in preference to the holders of shares of the Common Stock and of any other capital stock of the Company ranking junior to the Series B Preferred Stock, an amount per share of Series B Preferred Stock as follows (the "Series B Liquidation Value"): (i) the Series B Stated Value, plus (ii) only to the extent, if any, not already included in the Series B Stated Value, an amount equal to all accrued dividends then unpaid on each such share of Series B Preferred Stock. After payment to the holders of the Series B Preferred Stock of the amount set forth in the preceding sentence and any amounts due to the holders of any other stock ranking as to any such distribution on a parity with the Series B Preferred Stock, the remaining assets of the Company shall be distributed to the holders of the Company's stock (including the Company's Series A Preferred Stock) in the priority established by, and otherwise in accordance with, the Articles of Incorporation and applicable law. If upon any liquidation, dissolution or winding up of the Company, the amounts payable with respect to the Series B Preferred Stock and any other stock ranking as to any such distribution on a parity with the Series B Preferred Stock (including, without limitation, the Series C Preferred Stock) are not paid in full, the holders of the Series B Preferred Stock and of such other stock will share ratably in any such distribution of assets in proportion to the full respective preferential amounts to which they are entitled.

         The Company agrees to provide written notice, at least ten days prior to such event, to all holders of Series B Preferred Stock (at their most recent addresses then reflected in the Company's records) of any of the following events, and for purposes of this Section 5, but



STATEMENT OF RESOLUTION - SERIES B PREFERRED - PAGE 3
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subject to Section 11, the occurrence of any of the following may, at the election of the holders of a majority of the shares of Series B Preferred Stock then outstanding, be deemed to be a liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, that shall entitle such Series B Preferred Stock holder to receive (within the twenty-day period following the occurrence of such event, with such twenty-day period being tolled during any time that the Corporation fails to provide notice as required above in this paragraph), on account of its Series B Preferred Stock, the consideration (whether in the form of cash, securities or other property) of the preferential amounts as specified above in this Section 5: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than a "beneficial owner" (as defined below) of Preferred Stock as of the date immediately following the Original Issue Date, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that for purposes of this clause (a) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Company's capital stock (a "Change of Control");
(b) a consolidation, reorganization or merger of the Company with one or more entities; or (c) the sale, lease, exchange or transfer of all or substantially all the assets of the Company, provided that in the case of clauses (b) and (c), the other party to such transaction is not a beneficial owner of Preferred Stock as of the date immediately following the Original Issue Date or a person of which more than 80% of the total voting power and outstanding securities are owned prior to the date of such transaction by the Company.

         SECTION 6. Conversion Rights. The holders of shares of Series B Preferred Stock shall have the right, at their option, to convert all or any part of such shares into Common Stock at any time on or after July 1, 2001, on and subject to the following terms and conditions:

         (a) Series B Conversion Price. The number of shares of Common Stock issued upon conversion of each share of the Series B Preferred Stock shall be equal to the Stated Value divided by the Series B Conversion Price (as hereinafter defined) then in effect. The price at which Common Stock shall be delivered upon conversion (herein called the "Series B Conversion Price") initially shall be the lesser of (i) the tangible book value per share of Common Stock as of June 30, 2001 computed by the Company in accordance with generally accepted accounting principles, consistently applied, or (ii) a per share amount equal to 110% of the average closing price per share of the Common Stock for the 30 trading days immediately prior to April 30, 2001 as reported on the New York Stock Exchange Composite Tape; provided however, that at no time and under no circumstances shall the Series B Conversion Price be less than $2.25. The Series B Conversion Price shall be subject to adjustments from time to time as hereinafter provided.

         (b) Procedure. Each holder of Series B Preferred Stock may exercise such conversion privilege by delivering to the Company the certificate for the shares of Series B Preferred Stock to be converted into Common Stock and written notice that the holder elects to convert such shares. Conversion shall be deemed to have been effected immediately prior to the close of



STATEMENT OF RESOLUTION - SERIES B PREFERRED - PAGE 4
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business on the date when such delivery is made. On the conversion date or as promptly thereafter as practicable, the Company shall deliver to the holder of the Series B Preferred Stock surrendered for conversion, or as otherwise directed by such holder in writing, a certificate for the number of shares of Common Stock deliverable upon the conversion of such Series B Preferred Stock. No adjustment shall be made for any dividends on shares of Series B Preferred Stock surrendered for conversion or for dividends on the Common Stock delivered on conversion. No fractional shares of Common Stock will be issued upon conversion; any fractional interest which would result from conversion shall be rounded up or down to the nearest whole share and there shall be no cash due by or to the Company in respect of such fractional interest.

         (c) Adjustments to Series B Conversion Price. The Series B Conversion Price in effect at any time shall be subject to adjustment as follows:

                  (i) Adjustment for Change in Capital Stock. If the Company:

                           (A) subdivides its outstanding shares of Common Stock into a greater number of shares;

                           (B) combines its outstanding shares of Common Stock into a smaller number of shares; or

                           (C) issues by reclassification of its Common Stock any shares of its capital stock;

then the conversion privilege and the Series B Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of shares of Series B Preferred Stock thereafter converted may receive the number of shares of capital stock of the Company which he would have owned immediately following such action if the holder had converted the Series B Preferred Stock immediately prior to such action.

         The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If, after an adjustment, a holder of shares of Series B Preferred Stock upon conversion of such shares may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Series B Conversion Price between the classes of capital stock. After such allocation the conversion privilege and the Series B Conversion Price of each class of capital stock thereafter shall be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

         (ii) When Adjustment May Be Deferred. No adjustment in the Series B Conversion Price need be made unless the adjustment would require an increase or decrease of at least one



STATEMENT OF RESOLUTION - SERIES B PREFERRED - PAGE 5
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percent (1%) in the Series B Conversion Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (iii) When No Adjustment Required. No adjustment need be made for a change in the par value or no par value of the Common Stock. To the extent the shares of Series B Preferred Stock become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (iv) Notice of Adjustment. Whenever the Series B Conversion Price is adjusted, the Company shall promptly mail to all holders of shares of Series B Preferred Stock a notice and description of the adjustment.

         (v) Notice of Certain Transactions. If there is a liquidation or dissolution of the Company or any distribution or dividend declared or paid on the Common Stock, or any subdivision, combination or reclassification of the Company's capital stock, then the Company shall mail to all holders of the Series B Preferred Stock a notice thereof stating the proposed record date for the taking of any action with respect thereto and otherwise the proposed effective date of such transaction. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

         (vi) Fundamental Conversion Transaction. In case at any time after the issuance of the Series B Preferred Stock, the Company shall be a party to any transaction (including without limitation, a merger, consolidation, statutory share exchange, sale of all or substantially all of the Company's assets or capitalization of the Common Stock), as a result of which shares of Common Stock (or any other securities of the Company then issuable upon conversion of the Series B Preferred Stock) shall be converted to the right to receive stock, securities or other property (including cash or any combination thereof) (each of the foregoing transactions being referred to as a "Fundamental Conversion Transaction"), then the shares of Series B Preferred Stock remaining outstanding (including after the observance of and exercise of all holders' rights under Section 5 hereof) will thereafter no longer be subject to conversion into Common Stock (or such other securities) pursuant to this Section 6, but instead each share shall be convertible into the kind and amount of stock and other securities and property receivable (including cash) upon the consummation of such Fundamental Conversion Transaction by a holder of that number of shares or fraction thereof of Common Stock (or such other securities) into which one share of Series B Preferred Stock was convertible immediately prior to such Fundamental Conversion Transaction assuming such holder of Common Stock failed to exercise any right of election as to the kind of consideration to be received in such Fundamental Conversion Transaction. In the event that at any time, as a result of an adjustment made pursuant to this Section 6, the Series B Preferred Stock shall become subject to conversion into any securities other than shares of Common Stock, thereafter the number of such other securities so issuable upon conversion of the shares of Series B Preferred Stock shall be subject to adjustment from time to time in a manner



STATEMENT OF RESOLUTION - SERIES B PREFERRED - PAGE 6
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and on terms nearly equivalent as practicable to the provisions with respect to the shares of Series B Preferred Stock contained in this Section 6. The provisions of this Section 6(c)(vi) shall similarly apply to successive Fundamental Conversion Transactions.

         (vii) Par Value. Before taking any action which would cause an adjustment reducing the Series B Conversion Price below the then par value (if any) of the Common Stock deliverable upon conversion of the Series B Preferred Stock, the Company will take any corporate action which may, in the opinion of its counsel be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Series B Conversion Price.

         (d) Reservation of Shares. The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock and issued Common Stock held in its treasury, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series B Preferred Stock. For the purpose of this paragraph (d), the full number of shares of Common Stock issuable upon the conversion of all outstanding shares of Series B Preferred Stock shall be computed as if at the time of computation of such number of shares of Common Stock, all outstanding shares of Series B Preferred Stock were held by a single holder. The Company shall, from time to time, in accordance with the laws of the State of Texas, increase the authorized number of shares of its Common Stock if at any time the aggregate of the authorized number of shares of its Common Stock remaining unissued and its issued Common Stock held in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all shares of Series B Preferred Stock at the time outstanding.

         (e) Taxes. The Company will pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of shares of Series B Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax or has established to the satisfaction of the Company that such tax has been paid.

         (f) Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon exercise of the conversion rights of shares of Series B Preferred Stock will, upon issuance, be fully-paid and nonassessable.

         (g) Listing. The Company will endeavor to make the shares of stock that may be issued upon exercise of the conversion rights of shares of Series B Preferred Stock eligible for trading upon any national securities exchange, or any automated quotation system of a registered securities association, upon and through which the Common Stock shall then be traded prior to such delivery.



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         (h) Board Determination. Any determination that the Company or the
Board makes pursuant to this Section 6 is conclusive.

         SECTION 7. Voting Rights.

         (a) Generally. Except as otherwise provided herein and by applicable law, on all matters submitted to the holders of the Common Stock, the holders of the shares of Series B Preferred Stock shall vote together with the shares of Common Stock as a single class at any annual or special meeting of shareholders of the Company, and each holder of shares of Series B Preferred Stock shall be entitled to one (1) vote for each share of Common Stock into which such holder's shares of Series B Preferred are then convertible on the record date fixed for such meeting. The holders of shares of the Series B Preferred Stock shall not be entitled to vote as a class on any matters except as required by law or provided herein.

         (b) Amendments. So long as any shares of the Series B Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of shares representing at least a majority of the number of shares of Series B Preferred Stock outstanding on the record date for such meeting and present in person or by proxy, adopt any amendment to its Articles of Incorporation if such amendment would (i) increase the authorized number of shares of Series B Preferred Stock, (ii) change any of the rights or preferences of the then outstanding Series B Preferred Stock, or (iii) authorize any class or series of Preferred Stock (other than the Series C Convertible Preferred Stock) or other class of capital stock of the Company ranking senior to, or pari passu with, the Series B Preferred Stock.

         SECTION 8. Action by Consent. Any action required or permitted to be taken at any meeting of the holders of the Series B Preferred Stock may be taken without such a meeting if a consent or consents in writing, setting forth the actions so taken, is signed by the holders of at least sixty percent (60%) of the outstanding shares of Series B Preferred Stock.

         SECTION 9. Preemptive Rights. The holders of the Series B Preferred Stock will have no preemptive rights whatsoever except as may be set forth in a separate written instrument executed by the Company and one or more holders of the Series B Preferred Stock.

         SECTION 10.  Redemption Rights.

         (a) Optional Redemption.

                  (i) The Series B Preferred Stock is not redeemable prior to the fifth anniversary of the Original Issue Date.

                  (ii) Subject to Section 11 hereof, at all times on and after the fifth anniversary of the Original Issue Date, each share of the Series B Preferred Stock is redeemable, in whole at any time or from time to time in part, at the option of the Company at a redemption price equal to the Series B Liquidation Value.



STATEMENT OF RESOLUTION - SERIES B PREFERRED - PAGE 8
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                  (iii)    Subject to Section 11 hereof, at all times on and
                           after the sixth anniversary of the Original Issue Date, upon the consent of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding, each holder of the Series B Preferred Stock may cause the Company to redeem, in whole at any time or from time to time in part, such holder's Series B Preferred Stock at a per-share redemption price equal to the Series B Liquidation Value.

         (b) Procedure. If less than all of the outstanding shares of Series B Preferred Stock are to be redeemed, the shares to be so redeemed shall be chosen pro rata or by lot; provided, however, that the Company may elect to redeem all of the Series B Preferred Stock of any holder who after the redemption of part of his Series B Preferred Stock would hold less than 100 shares of Series B Preferred Stock. The Board may cause the stock transfer books of the Company to be closed as to the shares so called for redemption. If the holder of shares of Series B Preferred Stock which have been called for redemption shall not, within two years after the redemption date, claim the redemption funds, then such funds will be paid over to the Company.

         (c) Effects. Subject to Section 11 hereof, the Company may deposit the aggregate Series B Liquidation Value for all shares of Series B Preferred Stock called for redemption prior to the date fixed for redemption in a trust with any commercial bank in Fort Worth or Dallas, Texas having a capital and surplus of more than $100,000,000. If such deposit is made, then from and after the date so fixed for redemption holders of Series B Preferred Stock called for redemption shall cease to be shareholders in respect of the shares so called for redemption, all dividends on the shares of Series B Preferred Stock so called for redemption shall cease to accrue, such shares shall no longer be transferrable on the books of the Company or convertible into Common Stock, and such holders shall have no interest in or claim against the Company with respect to such shares except the right to receive payment of the applicable Series B Liquidation Value upon surrender of their certificates.

         (d) Notice. Notice of the redemption of any shares of Series B Preferred Stock shall be mailed by first-class mail to each holder of record of shares of Series B Preferred Stock to be redeemed at the address of each such holder shown on the Company's stock transfer books, not less than 60 days prior to the date fixed for redemption (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to any holder to whom the Company has failed to mail such notice and who has no knowledge of such redemption or except as to the holder whose notice was defective and who had no knowledge of such redemption). If less than all the shares owned by a holder are to be redeemed, the notice shall specify the number of shares and the certificate numbers thereof which are to be redeemed. Upon mailing any such notice of redemption, the Company shall become obligated to redeem at the time of redemption specified therein all shares called for redemption. In case less than all the shares represented by any certificate are redeemed pursuant to this Section, a new certificate to the Company or any person designated by the Board to serve as its agent for such purpose, be issued to the holder thereof representing the unredeemed shares without cost to such holder.



STATEMENT OF RESOLUTION - SERIES B PREFERRED - PAGE 9
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         (e) Restoration. Upon redemption of shares of Series B Preferred Stock, the shares so redeemed shall have the status of authorized but unissued shares of Preferred Stock but shall not be reissued as shares of Series B Preferred Stock.

         SECTION 11. Limitations.

         Any election by or obligation of the Company to declare or pay any dividend or other distribution on or in respect of, or to redeem, any shares of the Series B Preferred Stock is conditioned upon and subject to the action not contravening (i) Article 2.38 of the Texas Business Corporation Act, as amended (and the comparable provisions of any amended or successor law), or any other applicable laws; provided, however, that the Board covenants to use its best efforts to take such actions as will cause the redemption not to contravene
Article 2.38 or other applicable law and will avail itself of the exception set forth in Article 2.38C(2)(d) (and the comparable provisions of any amended or successor law) to the maximum extent possible; (ii) the Senior Credit Agreement (as defined below); or (iii) any other credit agreement or other financing agreement involving an aggregate principal amount of not less than $3,000,000 to which the Company hereafter becomes a party in a transaction authorized by the Board, including the affirmative vote of at least one director nominated by persons who beneficially own Series B Preferred Stock, whether such nomination is made on account of Series B Preferred Stock or any other class of capital stock of the Company beneficially owned by such holders.

         For the purposes of this Section 11, "Senior Credit Agreement" shall mean that certain Credit Agreement dated as of November 13, 1998 among the Company, GAINSCO Service Corp. and Bank One, N.A. (as amended through the Original Issue Date or as hereafter amended, supplemented, modified or restated upon the authorization of the Board, including the affirmative vote of at least one director nominated by persons who beneficially own Series B Preferred Stock, whether such nomination is made on account of Series B Preferred Stock or any other class of capital stock of the Company beneficially owned by such holders).

         IN WITNESS WHEREOF, this Statement of Resolution is executed on behalf of the Company by its President and attested by its Secretary this 22nd day of March, 2001.


                                    GAINSCO, INC.


                                    By: /s/ Glenn W. Anderson
                                        -------------------------------------
                                        Glenn W. Anderson,
                                        President and Chief Executive Officer





STATEMENT OF RESOLUTION - SERIES B PREFERRED - PAGE 10